Exhibit 10.55
June 1, 2020 (“Effective Date”)
Re: Letter of Agreement regarding PartnerConnect EVM Distribution Agreement

FROM: ScanSource, Inc. (“ScanSource”), ScanSource Latin America, Inc. (“ScanSource Latin América”), ScanSource de Mexico S. de R.L. de C.V. (“ScanSource Mexico”), and ScanSource Brasil Distribuidora de Tecnologias Ltda. (“ScanSource Brazil”)

TO: Zebra Technologies International, LLC. (“Zebra”), Zebra Technologies do Brasil – Comercio de Produtos de Informática Ltda. (“Zebra Brazil”).

ScanSource is in the process of negotiating the sale of substantially all of the assets of ScanSource Latin America and ScanSource Mexico.

Zebra, Zebra Brazil, ScanSource, ScanSource Latin America, ScanSource Mexico, and ScanSource Brazil are parties to the Partner Connect EVM Distribution Agreement, effective as of February 12, 2014 (as amended) (“Distribution Agreement”), which relates to Zebra Enterprise Visibility and Mobility products and services.

Considering the negotiation explained above, all the parties agree to split the Distribution Agreement into the following two (2) distribution agreements: (1) agreement among ScanSource, and ScanSource Brazil, Zebra and Zebra Brazil, which covers only the territories of United States, Canada, and Brazil; and (2) agreement among Scansource Latin America, Scansource Mexico, and Zebra, which covers only the territories of Mexico, Central America and the Caribbean, and South America, except for Brazil. Each of these two (2) separate agreements include all the terms and conditions from the Distribution Agreement applicable to their respective businesses and territories. This split will become effective on the Effective Date.

ScanSource, ScanSource Latin America, ScanSource Mexico, and ScanSource Brazil are looking forward to continuing the business relationships under their new respective agreements with Zebra and Zebra Brazil.

Sincerely,

Letter of Agreement regarding PartnerConnect EVM Distribution Agreement

Exhibit 10.55

ScanSource, Inc.		ScanSource Latin America, Inc.
By:	/s/ Brenda McCurry	By:	/s/ Alexandre Conde
Name:	Brenda McCurry	Name:	Alexandre Conde
Title:	VP Supplier Services	Title:	President, Latin America
Date:	June 4, 2020	Date:	Junho 5, 2020

ScanSource de Mexico S. de R.L. de C.V.		ScanSource Brasil Distribuidora de Tecnologias Ltda.
By:	/s/ Alexandre Conde	By:	/s/ Alexandre Conde
Name:	Alexandre Conde	Name:	Alexandre Conde
Title:	President, Latin America	Title:	President, Latin America
Date:	Junho 5, 2020	Date:	Junho 5, 2020

Acknowledged and agreed:
Zebra Technologies Internationa, LLC.		Zebra Technologies Do Brasil - Comercio de Produtos de Informatica Ltda.
By:	/s/ Alessandro Magno Resende Matos	By:	/s/ Alessandro Magno Resende Matos
Name:	Alessandro Magno Resende Matos	Name:	Alessandro Magno Resende Matos
Title:	Sales VP & GM	Title:	Sales VP & GM
Date:	June 2, 2020	Date:	June 2, 2020

Letter of Agreement regarding PartnerConnect EVM Distribution Agreement